EXHIBIT 99.2
A Leader in Payroll / HR Outsourcing May 10, 2007 Quarterly Earnings Conference Call

In connection with the proposed transaction, Equifax has filed a registration statement on Form S-4 (Registration No. 333-141389) containing a proxy statement/prospectus of Equifax and TALX with the SEC, which was declared effective April 9, 2007. Equifax and TALX shareholders are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus, because it contains important information about Equifax, TALX, and the proposed transaction. The final proxy statement/prospectus has been mailed to shareholders of TALX. Investors and security holders can obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about Equifax and TALX, without charge, at the SEC's web site (http://www.sec.gov). Free copies of Equifax SEC filings are also available on the Equifax website (www.equifax.com) and free copies of TALX SEC filings are also available on the TALX website (www.talx.com). Free copies of Equifax filings also may be obtained by directing a request to Equifax, Investor Relations, by phone to (404) 885-8000, in writing to Jeff Dodge, Vice President-Investor Relations, or by email to investor@equifax.com. Free copies of TALX filings may be obtained by directing a request to TALX Investor Relations, by phone to (314) 214-7252, in writing to Janine A. Orf, Director of Finance, or by email to jorf@talx.com. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Participants in the Solicitation Equifax, TALX and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from TALX shareholders with respect to the proposed transaction. Information regarding the directors and executive officers of Equifax is included in its definitive proxy statement for its 2006 Annual Meeting of Shareholders filed with the SEC on April 12, 2006. Information regarding the directors and officers of TALX is included in the definitive proxy statement for the TALX 2006 Annual Meeting of Shareholders filed with the SEC on July 24, 2006 and in TALX's Current Report on Form 8-K dated April 12, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the registration statement and proxy statement/prospectus and other materials filed with the SEC in connection with the proposed transaction. Additional Information and Where to Find It

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, any plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2006, in "Part I - Item 1A. Risk Factors" and in the company's Form 10-Q for the quarter ended June 30, 2006, in "Part II. Other Information Item 1A. Risk Factors," as well as (1) the failure to obtain approval of the Equifax merger by our shareholders; (2) actions that may be taken by the competitors, customers, suppliers or shareholders of Equifax or TALX that may cause the merger to be delayed or not completed; (3) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (4) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks related to our ability to increase the size and range of applications for The Work Number database and to successfully market current and future services and related to our dependence on third party providers to do so; (7) proceedings by federal and state regulators related to our business, including the inquiry by the Federal Trade Commission related to our acquisitions in the unemployment compensation and Work Number businesses; (8) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; (9) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (10) risks relating to the dependence of the market for The Work Number services on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (11) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (12) the risk that our revenues from unemployment tax management services may fluctuate in response to changes in economic conditions; (13) risks related to changes in tax laws, including the potential for nonrenewal or elimination of the work opportunity, or "WOTC," and welfare to work, or "WtW," tax credits; (14) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; and (15) risks relating to doing business with the federal government following our April 2006 acquisition of pan. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

Highlights of quarterly results Record revenues across all segments Continued growth in The Work Number database and transactions Strong contributions from our electronic W-2 business Solid organic growth in unemployment tax business Record revenues for tax credits & incentives Leveraging of infrastructure Record diluted earnings per share of 35 cents, a 35% increase Excludes $1.7 million, or 6 cents per diluted share, merger- related expenses Including merger-related expenses, diluted earnings per share were 29 cents Operating cash flow of $23.7 million Quarter Overview

Earnings Highlights - Quarter Ended March 2007 Revenues of $73.7 million 23% growth over prior year's $60.0 million The Work Number services - 22% growth Unemployment tax services - 6% growth Tax credits & incentives - 30% growth Talent mgmt services revenue - $5.3 million Gross profit increased 26% to $46.9 million from $37.3 million last year Gross margin increased 150 basis points to 63.7% from 62.2% last year FY2007 quarter includes share-based compensation (26 basis points) The Work Number services - 74.5% Tax management services - 57.0% Unemployment tax management - 54.5% Tax credits and incentives - 70.1% Talent management services - 40.4% The Work Number Unempl Tax Services Tax Credits Talent Management 33065 29843 5510 5267

SG&A expenses were 33.6% of revenues, compared to 32.9% last year FY2007 quarter includes share-based compensation expense (109 basis points) Operating margin was 30.1% of revenues, compared to 29.3% last year FY2007 quarter includes share-based compensation expense (135 basis points) Earnings from continuing operations $11.3 million, or $0.35 per diluted share Excludes $1.7 million, or $0.06 per diluted share, merger- related expenses $0.29 per diluted share including merger-related expenses Includes share-based compensation expense - $782,000, or $0.02 per diluted share Prior year - $9.0 million, or $0.26 per diluted share No impact from SFAS 123r Earnings Highlights - Quarter Ended March 2007

Cash flow from operating activities $23.7 million versus $14.6 million last year Uses of cash Debt repayments $ 15.0 million Capital expenditures and capitalized software 4.8 million Dividend payments 1.6 million Cash Flow Highlights - Quarter Ended March 2007

Financial Position Highlights - March 31, 2007 Cash and investments - $13.8 million $11.6 million at March 31, 2006 Debt - $176.6 million $110.8 million at March 31, 2006 $75.8 million borrowings for pan acquisition $15.8 million borrowings for cash management needs to fund stock repurchases during the year $25.8 million repayments of borrowings during the year Treasury stock 1.4 million shares repurchased during the year 599,146 shares in the treasury at March 31, 2007

The Work Number Verification Process

The Work Number Services - Growth Initiatives Continuing Initiatives Add records to the database Add new verifiers Increase penetration (REACH) New Initiatives - Continued Progress One Stop Verifications 59 41 55 45 45% of TALX Revenue (Fiscal 2007/Q4) The Work Number Services Revenue

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 25.9 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 25.5 3rd Quarter 4.635 6.856 9.011 10.028 15.56 21.9 25.8 4th Quarter 5.796 7.566 10.733 14.01 21.21 27.1 33.1 Revenue History (millions) $27.2 $35.9 $46.6 $65.4 $91.3 $110.3

Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services - Indexed Revenue Growth Indexed Revenue Growth Outpaces Database Growth Revenue Records Source: Mortgage Bankers Association and TALX Corporation Mortgage Index

FY2005 FY2005 FY2006 FY2006 FY2006 FY2006 Fiscal 2007 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 4.08 3.77 4.626 4.617 4.331 4.68 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 5.89 5.89 6.14 6.567 7.097 7.919 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 1.94 2.36 2.538 2.561 2.75 2.903 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 0.38 0.43 0.483 0.462 0.394 0.295 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 7.17 7.55 8.289 8.441 8.185 8.659 Complementary Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 2.44 6.95 3.819 2.898 3.025 8.608 *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime, HireXpress and I-9 eXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +22% Q4 Q1 Q2 Q3 Q4 $27.1 $25.9 $25.5 $33.1 Fiscal Year 2006 Fiscal Year 2007 $25.8

The Work Number Services - Metrics The Work Number Employment and Income Verification 160.5 million records under contract 147.0 million live 13.5 million in backlog 27% of database represents current employees Approximately 30% of non-agricultural U.S. workforce is currently on The Work Number Complementary Work Number services ePayroll - 28% revenue growth over year-ago quarter W-2 eXpress - 26% revenue growth over year-ago quarter

Tax Management Services Includes two segments Unemployment Tax Management Tax Credits & Incentives Complementary to The Work Number Cross-selling opportunities Packaging services together Unemployment Tax Management with The Work Number Tax Credits & Incentives with Other Hiring Services Unemployment Tax Services Tax Credits and Incentives 41 7 52 48% of TALX Revenue (Fiscal 2007/Q4) Tax Management Services Revenue

Talent Management Services 4Q07 revenues of $5.3 million Key to growth is cross-selling to our existing corporate client base Creating a complete end-to-end hiring process Online applications Testing (drug, aptitude, psychometric) Employment verification Drug screening Tax credit and incentive identification I-9 creation Electronic onboarding Talent Management 7 0 93 7% of TALX Revenue (Fiscal 2007/Q4) Talent Management Services Revenue

Merger Agreement signed February 14, 2007 Consideration will be stock and cash, subject to proration 75% stock - 0.861 shares of Equifax stock per TALX share 25% cash - $35.50 per share Key events Hart-Scott-Rodino waiting period has expired Proxy statement and Equifax registration statement filed April 9 Approval by TALX shareholders - meeting scheduled for May 15 Other customary closing conditions Expected closing within the month Merger Agreement with Equifax

Atlanta-based and founded 108 years ago Traded on NYSE (EFX) Member of S&P 500 Employs 4,900 people in 14 countries One of the largest sources of consumer and commercial data Maintains data on more than 300 million consumers and 100 million businesses worldwide 2006 revenues of $1.55 Billion, EPS of $2.12 Equifax Vision To be the trusted provider of information solutions that empower our customers to make critical decisions with greater confidence. Equifax at a Glance